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                                                                    Exhibit 10.8

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT
                                ----------------

        PLEDGE AGREEMENT, dated as of November 10, 2003 (as amended, modified or supplemented from time to time, this "Pledge Agreement"), made by and among GENTEK INC., a Delaware corporation ("GenTek"), the Domestic Subsidiaries listed on the signature pages hereto as "Pledgors" (together with GenTek, each a "Pledgor" and, collectively, the "Pledgors") and BNY ASSET SOLUTIONS LLC, a Delaware limited liability company, in its capacity as administrative agent (in such capacity, together with any successor administrative agent, the "Administrative Agent") for the financial institutions (the "Lenders") from time to time party to the Loan Agreement referred to below (the Lenders, together with the Administrative Agent, are collectively referred to herein as the "Secured Parties"). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement. All other undefined terms contained in this Pledge Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests (the "UCC"), to the extent the same are used or defined therein.

        WHEREAS, the Pledgors are parties to that certain Senior Term Loan and Guarantee Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement") by and among the Pledgors, the Lenders and the Administrative Agent;

        WHEREAS, as a condition to the Lenders entering into the Loan Agreement, the Secured Parties have required the execution and delivery of this Pledge Agreement by the Pledgors;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Pledge. As collateral security for the prompt and complete payment, performance and observance of (a) all present and future Obligations, whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any Pledgor as a debtor and whether or not such interest is an allowed claim in any such proceeding) and (b) all present and future obligations of each of the Pledgors under each of the Loan Documents, whether at stated maturity, by acceleration or otherwise (all of the foregoing being herein referred to as the "Secured Obligations"), each Pledgor hereby assigns, transfers and pledges to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties, a security interest in the collateral of such Pledgor described in paragraph 2 below (collectively, the "Pledged Collateral"); provided, that with respect to Capital Stock of Noma Company, the applicable Pledgor shall be deemed to have pledged and granted a security interest in such but, except upon written notice from the Administrative Agent to shall not be deemed to have transferred or assigned such shares to the Administrative Agent.

        2. Description of Pledged Collateral. (a) The Pledged Collateral is described as follows and on any separate schedules at any time furnished by one or more of the Pledgors to the Administrative Agent (which schedules are hereby deemed part of this Pledge Agreement):

                (i)     all "investment property" as such term is defined in
        Section 9-102(a)(49) of the UCC; and









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                                                                               2

                (ii) whether or not constituting "investment property" as so defined, (w) all right, title and interest of each Pledgor (whether now or in the future) in and to the shares of Capital Stock or other equity interests owned by such Pledgor, which shares or other equity interests are listed on Schedule I annexed hereto next to such Pledgor's name, (collectively, the "Pledged Equity Interests"); (x) all right, title and interest of each Pledgor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the Pledged Equity Interests of such Pledgor, and all monies due or to become due and payable to such Pledgor in connection with or related to the Pledged Equity Interests of such Pledgor or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other document evidencing or representing the same (including, without limitation, all proceeds of dissolution or liquidation), (y) all instruments of indebtedness (whether now existing or hereafter arising) by any of the issuers listed in Schedule I hereto which name any Pledgor as payee thereunder (collectively, the "Pledged Notes"); and (z) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing (including, without limitation, proceeds which constitute property of the type described above) and to the extent not otherwise included, all money and cash;

        provided, that the Pledged Collateral of a Pledgor shall not include more than 65% of the issued and outstanding shares of the voting Capital Stock of any Excluded Foreign Subsidiary; provided, further, that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting Capital Stock or other voting interests in a Foreign Subsidiary without adverse tax consequences, the Pledged Collateral shall include, and the security interest granted by such Pledgor shall attach to, such greater percentage of Capital Stock or other equity interests of each Foreign Subsidiary provided, further, that the Pledgors shall use their commercially reasonable efforts to obtain the necessary consents to the pledge of 65% of the shares of PrettNoma GmbH hereunder, and upon the receipt thereof, shall take all necessary steps to pledge such shares hereunder. The Pledgors and the Administrative Agent agree that nothing in the Loan Agreement, the Security Agreement or this Pledge Agreement is intended to result in the direct or indirect pledge of (x) the assets of a "controlled foreign corporation" (as defined in the Code) or (y) more than 65% of the total combined voting power of all classes of stock entitled to vote of a "controlled foreign corporation."

        (b) The shares of stock, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the "Pledged Securities".

        3.      Delivery of Certificates, Instruments, Etc.; Pledgors Remain
Liable.

        (a) Each Pledgor shall deliver to the Administrative Agent or its bailee:

                (i) all original shares of stock, certificates, instruments having a value in excess of $1,000,000 and other documents evidencing or representing the initial Pledged Collateral of such Pledgor concurrently with the execution and delivery of this Pledge Agreement, and

                (ii) the original shares of stock, certificates, instruments or other documents evidencing or representing all other Pledged Collateral of such Pledgor (except for such Pledged Collateral which this Pledge Agreement specifically permits such Pledgor to retain) within one Business Day after such Pledgor's receipt thereof. Each delivery of Pledged Collateral shall be accompanied by a schedule showing a description of the collateral theretofore and then being pledged hereunder, which schedule shall be attached









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                                                                               3

        hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

        (b) All Pledged Collateral which are certificated securities within the meaning of the UCC shall be in bearer form or, if in registered form, shall be issued in the name of the Administrative Agent or its bailee or endorsed to the Administrative Agent or accompanied by undated blank stock or equity interest powers, note power, endorsement or other necessary instruments of transfer, registration or assignment, duly executed in blank and in form and substance reasonably satisfactory to the Administrative Agent.

        (c) If any Pledged Securities are "uncertificated securities" within the meaning of the UCC or are otherwise not evidenced by any certificate or instrument, the applicable Pledgor will promptly notify the Administrative Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a person other than a subsidiary of a Pledgor) cause the issuer to take, all actions required under Articles 8 and 9 of the UCC and any other applicable law, to enable the Administrative Agent, subject to the Intercreditor Agreement, to acquire "control" (within the meaning of such term under Section 8-106 (or its successor provision) of the UCC) of such uncertificated securities and as may be otherwise reasonably deemed necessary or appropriate by the Administrative Agent to perfect the security interest of the Administrative Agent therein. If any Pledged Securities represent interests in a limited partnership or a limited liability company, the applicable Pledgor will cause the issuer thereof not to take any action that would cause such Pledged Securities to become a "security" within the meaning of Section 8-102 of the UCC unless such Pledgor complies with the provisions of paragraph 3(a) above (in the case of certificated securities) or this paragraph 3(c) (in the case of "uncertificated securities"), as the case may be. Pursuant to any applicable law, each Pledgor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Pledge Agreement.

        (d) Anything herein to the contrary notwithstanding, (i) each Pledgor shall remain liable under the contracts and agreements included in the Pledged Collateral of such Pledgor to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Pledged Collateral of such Pledgor, except to the extent that such duties and obligations may have been terminated by reason of a sale, transfer or other disposition of such Pledged Collateral as provided in paragraph 11 hereof or as otherwise expressly permitted under the Loan Agreement, and (iii) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Pledged Collateral by reason of this Pledge Agreement, nor shall the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        4. Registration. At any time and from time to time for so long as an Event of Default is continuing, subject to the Intercreditor Agreement, the Administrative Agent may cause all or any of the Pledged Securities of a Pledgor to be transferred to or registered in the Administrative Agent's name or the name of its nominee or nominees.









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                                                                               4

        5. Representations, Warranties and Covenants of the Pledgor. Each Pledgor hereby represents, warrants and covenants that:

        (a) Pledged Collateral. Set forth on Schedule I hereto is a complete and accurate list and description of all of the Pledged Collateral in which such Pledgor has granted a security interest hereunder in favor of the Administrative Agent and such Pledgor is the sole holder of record and the sole beneficial owner of such Pledged Collateral free and clear of any and all Liens or options in favor of, or any claims of, any other Person, except the Liens securing the Exit Facility and the Liens created by this Pledge Agreement.

        (b) Chief Executive Office; Records; Etc. The address of the chief executive office of such Pledgor, the state organization identification number of such Pledgor (if the state of incorporation or organization provides such organization number) and principal place of business of such Pledgor, and the location of the books and records relating to the Pledged Collateral of such Pledgor, are set forth below its signature hereto, and such Pledgor will not change said address or location, or merge or consolidate with any Person or change its name, without the prior consent of the Administrative Agent, which shall not be unreasonably withheld.

        (c) Percentage of Outstanding Equity. The Pledged Securities in which such Pledgor has granted a security interest hereunder to the Administrative Agent constitute, and until the indefeasible payment and performance in full in cash of the Secured Obligations will continue to constitute, the percentage of the outstanding equity of each such issuer as indicated on Schedule I hereto.

        (d) All of Such Pledgor's Interests. The Pledged Securities of such Pledgor constitutes, and until the indefeasible payment and performance in full in cash of the Secured Obligations will continue to constitute, all the issued and outstanding shares of all classes of the equity interests held by such Pledgor in any of the issuers listed on Schedule I hereto or, in the case of voting Capital Stock held by such Pledgor in a Excluded Foreign Subsidiary, 65% of such issued and outstanding shares.

        (e) Due Authorization, Etc., of Stock. The Pledged Securities listed on Schedule I next to the name of such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any options to purchase or similar rights of any Person.

        (f) Pledged Notes. Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (g) Required Consents. Except as may be required in connection with any disposition of any portion of the Pledged Securities of such Pledgor by laws affecting the offering and sale of securities generally, no consent of any Person (including, without limitation, the shareholders or other equityholders, partners or creditors of such Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Pledged Collateral of such Pledgor constituting general intangibles) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery or performance by or enforceability or validity of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the priority nature of such security interest described in clause (h) below) or
(iii) the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement. By its signature to this Pledge Agreement, such Pledgor consents to the other Pledgors' pledge and assignment









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                                                                               5

of their respective interests in the Pledged Collateral and agrees, notwithstanding anything contained in any agreement or document with respect to any of the Pledged Collateral, that there shall be no restriction on the Administrative Agent as to any transfer of any Pledged Collateral of such Pledgor as a result of the exercise of any of its rights hereunder (and such Pledgor hereby consents to any such transfer by the Administrative Agent). Such Pledgor further agrees that it will not, directly or indirectly, amend, modify or waive any provisions contained in any agreement or document with respect to any Pledged Collateral of such Pledgor which would have the effect of restricting the ability of the Administrative Agent to transfer such Pledged Collateral as a result of the exercise of any of the Administrative Agent's rights hereunder.

        (h) Nature of Security Interest. Upon the delivery of the Pledged Collateral of such Pledgor to the Administrative Agent or its bailee (in the case of capital stock, instruments or certificated limited liability company or limited partnership interests) or the filing of appropriate UCC financing statements, the pledge of the Pledged Collateral of such Pledgor pursuant to this Pledge Agreement creates a valid and perfected second priority, at any time when an Exit Facility remains outstanding and in effect (or first priority at any time when no Exit Facility remains outstanding or in effect), security interest in the Pledged Collateral of such Pledgor in favor of the Administrative Agent, securing the prompt and complete payment, performance and observance of the Secured Obligations.

        (i) Further Assurances. Such Pledgor will, at its sole cost and expense, perform all acts and execute all documents reasonably requested by the Administrative Agent from time to time to evidence, perfect, maintain or enforce the Administrative Agent's security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement. Such Pledgor authorizes the Administrative Agent to execute any documents in the Pledgor's name and authorizes the Administrative Agent to file such financing statements in any appropriate filing office to evidence, perfect, maintain or enforce the Administrative Agent's security interest granted herein or otherwise in furtherance of the provisions of this Pledge Agreement.

        6. Voting Rights and Certain Payments Prior to Default. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled:

        (a) to exercise, in a manner not inconsistent with the terms hereof or of the other Loan Documents or the Secured Obligations, all voting and corporate or other organizational rights with respect to the Pledged Securities of such Pledgor, and for that purpose the Administrative Agent shall (if any Pledged Securities of such Pledgor shall be registered in the name of the Administrative Agent or its nominee) execute or cause to be executed from time to time, at the expense of such Pledgor, such proxies or other instruments in favor of such Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by such Pledgor and shall be specified in a written request therefor, to enable it to exercise such voting or corporate or other organizational right with respect to such Pledged Securities; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Pledged Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, this Pledge Agreement or any other Loan Document, and

        (b) except as otherwise provided in paragraphs 7 and 8 hereof, to receive and retain for its own account any and all payments, proceeds, cash dividends, distributions, monies, compensation, property, assets, instruments or rights, to the extent such are permitted pursuant to the terms of the Loan Agreement, other than (i) stock or liquidating dividends or distributions or returns of capital or (ii) extraordinary dividends or distributions and dividends or distributions or other amounts payable under or in connection with any recapitalization, restructuring or other non-ordinary course event (the dividends,









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                                                                               6

distributions and amounts in this clause (ii) being "Extraordinary Payments"), paid, issued or distributed from time to time in respect of the Pledged Collateral of such Pledgor.

        7. Extraordinary Payments and Distributions. (a) In case, upon the dissolution or liquidation (in whole or in part) of any issuer of any Pledged Collateral, any sum shall be paid or payable as a liquidating dividend or distribution or return of capital or otherwise upon or with respect to any of the Pledged Securities of a Pledgor or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum, subject to the Intercreditor Agreement, shall be paid over to the Administrative Agent promptly, and in any event within one (1) Business Day after receipt thereof, to be held by the Administrative Agent as additional collateral hereunder.

        (b) In case any stock dividend or distribution payable in additional Pledged Collateral shall be declared with respect to any of the Pledged Collateral, or any shares of stock or fractions thereof or other equity interests shall be issued pursuant to any stock split or other transaction involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, partnership interests, obligations or other property shall be distributed upon or with respect to any of the Pledged Collateral, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another entity, the shares, obligations or other property so distributed shall, subject to the Intercreditor Agreement, be delivered to the Administrative Agent promptly, and in any event within one (1) Business Day after receipt thereof, to be held by the Administrative Agent as additional collateral hereunder subject to the terms of this Pledge Agreement, and all of the same shall constitute Pledged Collateral for all purposes hereof.

        8.      Voting Rights and Certain Payments After an Event of Default.
(a) Upon the occurrence and for so long as an Event of Default is continuing, all rights of any Pledgor to exercise or refrain from exercising the voting, managerial and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph 6(a) hereof and to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights which it would otherwise be authorized to receive and retain pursuant to paragraph 6(b) shall cease, and thereupon, subject to the Intercreditor Agreement, the Administrative Agent shall be entitled to (i) exercise (x) all voting, corporate and other rights, powers and privileges with respect to the Pledged Securities and the other Pledged Collateral of such Pledgor at any meeting of shareholders of the relevant issuer or issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any issuer, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer Administrative Agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), and (ii) to receive and retain, as additional collateral hereunder, any and all payments, proceeds, cash dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon or in respect of any of the Pledged Collateral of such Pledgor and make application thereof to the Secured Obligations in such order as the Administrative Agent may determine, all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.. The failure on the part of Administrative Agent to give any notice to a Pledgor prior to the exercise of any voting power or other









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                                                                               7

rights, powers or privileges with respect to the Pledged Collateral of such Pledgor shall not affect the Administrative Agent's rights under this paragraph 8.

        (b) All payments, proceeds, cash dividends, distributions, monies, property, assets, instruments or rights which are received by a Pledgor contrary to the provisions of subparagraph (a) above shall be received and held in trust for the benefit of the Administrative Agent, shall be segregated by such Pledgor from other funds of such Pledgor and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

        (c) Each Pledgor hereby authorizes and instructs each issuer of any Pledged Collateral pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Administrative Agent.

        9. Application of Cash Collateral. (a) Subject to paragraph 6(b) hereof, any payments made in respect of the Pledged Notes during the continuance of an Event of Default shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be forthwith delivered to the Administrative Agent in the same form as so received.

        (b) Any cash received and retained by the Administrative Agent as additional collateral hereunder pursuant to the foregoing provisions may, at any time and from time to time, be applied by the Administrative Agent to the payment of the Secured Obligations as provided for in the Loan Agreement (or if not so provided for, as the Administrative Agent shall determine in its sole discretion).

        10. Expenses. The Pledgors will upon demand, jointly and severally, pay the Administrative Agent or any other Secured Party for any and all reasonable out-of-pocket costs, sums, and expenses which the Administrative Agent or such Secured Party may pay or incur pursuant to the provisions of this Pledge Agreement or in enforcing the Secured Obligations, the Pledged Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys' fees and expenses. Such expenses shall include, without limitation, any such costs paid or incurred by the Administrative Agent or any other Secured Party in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations. All of the foregoing, together with interest thereon at the rate provided in the Loan Agreement, shall be part of the Secured Obligations and be payable on demand.

        11. Remedies. (a) Upon the occurrence and for so long as an Event of Default is continuing, the Administrative Agent may exercise in respect of any of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect in the State of New York at that time (whether or not the UCC is applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Collateral may be listed, or at public or private sale, for cash, upon credit or for future









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                                                                               8

delivery, and in connection therewith the Administrative Agent may grant options, each Pledgor hereby waiving and releasing any and all equity and right of redemption.

        (b) If any of the Pledged Collateral is sold by the Administrative Agent pursuant to paragraph 11(a) above upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Pledged Collateral. In no event shall a Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral of such Pledgor until cash payment thereof has actually been received by the Administrative Agent.

        (c) In connection with any sale of the Pledged Collateral pursuant to paragraph 11(a) above, the Administrative Agent or any other Secured Party may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Administrative Agent or any other Secured Party may purchase such Pledged Collateral at a private sale, free from any right of redemption, which is hereby waived and released to the extent permitted by applicable law, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

        (d) The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition of any of the Pledged Collateral of a Pledgor pursuant to paragraph 11(a) above to the payment of the Secured Obligations as provided in the Loan Agreement (or if not so provided for, as the Administrative Agent shall determine in its sole discretion). The Pledgors, jointly and severally, shall remain liable for any deficiency with respect to the Secured Obligations, which shall bear interest at the interest rate applicable to such Secured Obligations and be payable at such time, in each case as provided in the Loan Agreement. The right of a Pledgor to receive any surplus, if any, shall be subject to any duty of the Administrative Agent imposed by law to the holder of any subordinate security interest in the Pledged Collateral of such Pledgor known to the Administrative Agent. Nothing contained herein shall be construed as requiring the Administrative Agent to take any such action at any time.

        (e) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Collateral pursuant to this paragraph, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Collateral, or that portion thereof to be sold, under the provisions of the Securities Act,
(ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Collateral, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Pledgor agrees to cause such issuer to comply with the provisions of the securities or Blue Sky laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

        (f) Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale pursuant to paragraph 11(a) above of all or part of the Pledged Collateral of such Pledgor consisting of securities by reason of certain prohibitions contained in the Securities Act, or in applicable Blue Sky or other state securities laws or otherwise, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such Pledged Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act or under applicable Blue Sky or other state securities laws. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

        (g) Each Pledgor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to Section 11(e) and Section 11(f) valid and binding and in compliance with any and all other applicable Requirements of Law. Each Pledgor further agrees that a breach of any of the covenants contained in Section 11(e), Section 11(f) and this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in
Section 11(e), Section 11(f) and this Section shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement.

        (h) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral pursuant to paragraph 11(a) above which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Administrative Agent shall give the applicable Pledgor at least ten days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived.

        (i) The Administrative Agent shall not be obligated to make any sale of Pledged Collateral pursuant to paragraph 11(a) above if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

        (j) The remedies provided herein in favor of the Administrative Agent shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Administrative Agent existing at law or in equity.

        12. Administrative Agent Appointed Attorney-in-Fact. (a) To effectuate the terms and provisions hereof, each Pledgor hereby appoints the Administrative Agent as its attorney-in-fact for the purpose, from and after the occurrence and for so long as an Event of Default is continuing, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Administrative Agent shall, from and after the occurrence and for so long as an Event of Default is continuing, have the right and power to:

                (i) receive, endorse and collect all checks and other orders for the payment of money made payable to a Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral of such Pledgor or any part thereof and to give full discharge for the same, and

                (ii) execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral and to exercise all rights and privileges of (or on behalf of) the owner of any Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Securities.

        (b) All acts done under the foregoing authorization are hereby ratified and approved by each Pledgor and neither the Administrative Agent, any other Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law except for their willful misconduct or gross negligence.

        (c) This power of attorney, being coupled with an interest, is irrevocable until the indefeasible payment and performance in full in cash of the Secured Obligations and the expiration or termination of the Commitments.

        13. Administrative Agent's Duties; Reasonable Care. (a) The Administrative Agent shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if the Administrative Agent maintains safe custody of such Pledged Collateral and, with respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Collateral (herein called "events"),

                (i) the Administrative Agent exercises reasonable care to ascertain the occurrence and to give reasonable notice to the applicable Pledgor of any events applicable to any Pledged Securities of such Pledgor which are registered and held in the name of the Administrative Agent or its nominee,

                (ii) the Administrative Agent gives the applicable Pledgor reasonable notice of the occurrence of any events, of which the Administrative Agent has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Administrative Agent or its nominee (such Pledgor agreeing to give the Administrative Agent reasonable notice of the occurrence of any events applicable to any securities in the possession of the Administrative Agent of which such Pledgor has received knowledge), and

                (iii) in the exercise of its sole discretion (x) the Administrative Agent endeavors to take such action with respect to any of the events as the applicable Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (y) if the Administrative Agent determines that the action requested may adversely affect the value of the Pledged Collateral of such Pledgor as collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Administrative Agent or any other Secured Party, the Administrative Agent gives notice to such Pledgor that any such requested action will not be taken and if the Administrative Agent makes such determination or if such Pledgor fails to make such timely request, the Administrative Agent takes such other action as it deems advisable in the circumstances.

        (b) Except as hereinabove specifically set forth, the Administrative Agent shall have no further obligation to ascertain the occurrence of, or to notify any Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Administrative Agent of any internal procedures with respect to any securities in its possession, nor shall the Administrative Agent be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or the applicable Pledgor's rights in the Pledged Collateral of such Pledgor or against any prior parties thereto, but the same shall be at such Pledgor's sole risk and responsibility at all times.

        (c) Each Pledgor hereby releases the Administrative Agent and the other Secured Parties from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Pledged Collateral of such Pledgor and/or any actions taken or omitted to be taken by the Administrative Agent or the other Secured Parties with respect thereto (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Administrative Agent or the other Secured Parties) and each Pledgor hereby agrees to hold the Administrative Agent and the other Secured Parties harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of the Administrative Agent or the other Secured Parties).

        14. Rights and Remedies Not Waived. The Administrative Agent's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations. No act, omission or delay by the Administrative Agent or any other Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Administrative Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

        15. Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgors pursuant to the terms of paragraph 10 hereof.

        16. Setoff; Submission To Jurisdiction; Waivers. Each Pledgor hereby irrevocably and unconditionally:

                (i) submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in the Loan Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

                (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Paragraph any special, exemplary, punitive or consequential damages;

                (vi) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection to any such legal action or proceeding, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action;

                (vii) agrees that no provision of this Pledge Agreement shall limit the right of the Administrative Agent to exercise self-help remedies such as setoff or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference; and

                (viii) agrees that this Paragraph 16 is a specific and material aspect of this Pledge Agreement and acknowledges that the Secured Parties would not extend to the borrowers any financial accommodations under the Loan Agreement if this Paragraph 16 were not part of this Pledge Agreement.

        17. WAIVER OF JURY TRIAL. EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        18. Admissibility of Pledge Agreement. Each Pledgor agrees that any copy of this Pledge Agreement signed by such Pledgor and transmitted by telecopier for delivery to the Administrative Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

        19. Address for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (unless otherwise expressly provided herein) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to a Pledgor, at the address specified below its signature below and if to the Administrative Agent, at its address specified below its signature below or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All notices and communications given by a telecommunications device shall be capable of creating a written record of confirmation receipt. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier or personal delivery, and shall be effective when received.

        20. Amendments in Writing. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Loan Agreement.

        21. Continuing Security Interest; Assignments. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) remain in full force and effect until the indefeasible payment and performance in full in cash of the Secured Obligations, (ii) be binding upon and inure to the benefit of, and be enforceable by, each Pledgor and its successors and assigns, and (iii) be binding upon and inure to the benefit of, and be enforceable by, the Administrative Agent and its successors, transferees and assigns. Upon the indefeasible payment and performance in full in cash of the Secured Obligations the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors. Upon any such termination, the Administrative Agent will, at Pledgors' expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination and will assign, transfer and deliver to the Pledgors, without recourse and without representation or warranty, such of the Pledged Collateral as may then be in possession of the Administrative Agent.

        22. Intercreditor Agreement. Notwithstanding anything in this Pledge Agreement to the contrary, (a) the Lien granted to the Administrative Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the Intercreditor Agreement and (b) with respect to the delivery of Pledged Collateral which may be perfected by possession by the secured party with respect thereto, or which is required pursuant to the terms of this Pledge Agreement, such delivery shall be deemed to have been complied with so long as such delivery is made to the Exit Facility Agent and held subject to Section 5.5 of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Pledge Agreement, the terms of the Intercreditor Agreement shall govern.

        23. Governance of Loan Agreement. The parties hereto agree that to the extent any provisions herein conflict with the Loan Agreement, the provisions of the Loan Agreement shall control.

        24. Counterparts. This Pledge Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

        25. Captions; Separability. The captions of the various sections and paragraphs of this Pledge Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Pledge Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Pledge Agreement.

        26. Security Interest Absolute. All rights of the Administrative Agent and security interests hereunder, and all of the obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of:

                (i) any lack of validity or enforceability of any Loan Document, any Secured Obligations or any other agreement or instrument relating thereto;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document;

                (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor or a third party grantor of a security interest or Lien.

        27. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        28. Schedules. The Administrative Agent is authorized to annex hereto any schedules referred to herein.

        29. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.9 of the Loan Agreement shall become a Pledgor for all purposes of this Pledge Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

        30. Releases. (a) At such time as the Loans and the other Secured Obligations shall have been paid in full, the Pledged Collateral shall be released from the liens created hereby, and this Pledge Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Pledgor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Pledged Collateral shall revert to the Pledgors. At the request and sole expense of any Pledgor following any such termination, the Administrative Agent shall deliver to such Pledgor any Pledged Collateral held by the Administrative Agent hereunder, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

        (b) If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by any Pledgor in a transaction permitted by the Loan Agreement, then the Administrative Agent, at the request and sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the release of the liens created hereby on such Pledged Collateral. At the request and sole expense of GenTek, a Pledgor shall be released from its obligations hereunder in the event that all the Capital Stock of such Pledgor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Loan Agreement; provided that GenTek shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Pledgor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by GenTek stating that such transaction is in compliance with the Pledge Agreement and the other Loan Documents.

        31. Acknowledgment of Receipt. Each Pledgor acknowledges receipt of a copy of this Pledge Agreement.

                  [Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, each Pledgor has duly executed or caused this Pledge Agreement to be duly executed in the State of New York as of the date first above set forth.

                                         PLEDGORS:

                                         GENTEK INC.


                                         By:
                                            ------------------------------------
                                            Name:  Matthew R. Friel
                                            Title: Vice President

                                         GENTEK HOLDING CORPORATION (formerly
                                          known as General Chemical Corporation)
                                         GENERAL CHEMICAL PERFORMANCE
                                          PRODUCTS LLC
                                         NOMA HOLDING INC.
                                         GENTEK TECHNOLOGIES MARKETING INC.
                                         VIGILANT NETWORKS LLC
                                         BIG T-2 COMPANY LLC
                                         KRONE DIGITAL COMMUNICATIONS INC.
                                         PRINTING DEVELOPMENTS, INC.
                                         KRONE INTERNATIONAL HOLDING INC.
                                         GENERAL CHEMICAL WEST LLC
                                         GENERAL CHEMICAL LLC
                                         FINI ENTERPRISES, INC.
                                         REHEIS, INC.
                                         NOMA CORPORATION
                                         NOMA DELAWARE INC.
                                         BALCRANK PRODUCTS INC.
                                         TOLEDO TECHNOLOGIES INC.
                                         DEFIANCE, INC.
                                         REHEIS HOLDINGS INC.
                                         NOMA O.P., INC.
                                         NOMA TECHNOLOGIES LIMITED PARTNERSHIP
                                         TOLEDO TECHNOLOGIES MANAGEMENT LLC
                                         DEFIANCE PRECISION PRODUCTS, INC.
                                         HY-FORM PRODUCTS, INC.
                                         DEFIANCE TESTING AND ENGINEERING
                                          SERVICES, INC.
                                         DEFIANCE PRECISION PRODUCTS
                                          MANAGEMENT LLC
                                         DEFIANCE PRECISION PRODUCTS
                                          MANUFACTURING LLC
                                         DEFIANCE KINEMATICS INC.
                                         BINDERLINE DRAFTLINE, INC.
                                         KRONE USA INCORPORATED
                                         KRONE INCORPORATED
                                         KRONE HOLDING INC.

                                         By:
                                            ------------------------------------
                                            Name:  Matthew R. Friel
                                            Title: Vice President

                                         CON-X CORPORATION
                                         KRONE OPTICAL SYSTEMS INC.

                                         By:
                                            ------------------------------------
                                            Name:  Kevin O'Connor
                                            Title: Vice President

                                         TOLEDO TECHNOLOGIES MANUFACTURING LLC

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         KRONE HOLDING LLC
                                         By its Sole Member and Manager, Krone
                                         Holding Inc.

                                         By:
                                            ------------------------------------
                                            Name:  Matthew R. Friel
                                            Title: Vice President

Accepted and Agreed:

BNY Asset Solutions LLC, as Administrative Agent

By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

Address for Notices:

BNY Asset Solutions LLC
600 East Las Colinas Blvd., Suite 1300
Irving, TX  75039
Telephone: (972) 401-8500
Fax: (972) 401-8554
Attention: Risk Management

with a copy to:

BNY Asset Solutions
600 East Las Colinas Blvd., Suite 1300
Irving, TX 75039
Telephone: (972) 401-8600
Fax: (972) 401-8557
Attention: Stephen Jerard

                         Schedule I to Pledge Agreement

      List and Description of Pledged Securities and other Equity Interests


                                                        Percentage of
                                                         outstanding     Total Number    Jurisdiction of
              Issuer of                                   Shares or      of Shares or     Organization/
                Equity       Class of     Certificate    other Equity    other Equity     Incorporation
 Pledgor       Interest       Equity        No(s).        Interests        Interests        of Issuer
 -------      ---------      --------     -----------   --------------   ------------    ----------------


                      List and Description of Pledged Notes

                                                             Original Principal
 Debt Issuer     Description of Debt     Maturity Date             Amount
 -----------     -------------------     -------------       ------------------


                           ACKNOWLEDGEMENT AND CONSENT

        The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of November 7, 2003 (the "Pledge Agreement"), made by the Pledgors parties thereto for the benefit of BNY Asset Solutions LLC, a Delaware limited liability company, as administrative agent (the "Administrative Agent"). The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

        1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

        2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 7 of the Pledge Agreement.

        3. The terms of Sections 8(c), 11(e), 11(f) and 11(g) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Sections 8(c), 11(e), 11(f) or 11(g) of the Pledge Agreement.

                                         [NAME OF ISSUER]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         Address for Notices:

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                         Fax:

                                                                      Annex 1 to
                                                                Pledge Agreement
                                                                ----------------

        ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Pledgor"), in favor of BNY Asset Solutions LLC, a Delaware limited liability company, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

                                  WITNESSETH:
                                  ----------

        WHEREAS, GenTek, Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Senior Term Loan and Guarantee Agreement, dated as of November 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, in connection with the Loan Agreement, the Borrower and certain of its Affiliates (other than the Additional Pledgor) have entered into the Pledge Agreement, dated as of November 7, 2003 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

        WHEREAS, the Loan Agreement requires the Additional Pledgor to become a party to the Pledge Agreement; and

        WHEREAS, the Additional Pledgor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Pledge Agreement;

        NOW, THEREFORE, IT IS AGREED:

        1. Pledge Agreement. By executing and delivering this Assumption Agreement, the Additional Pledgor, as provided in Section 29 of the Pledge Agreement, hereby becomes a party to the Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedule to the Pledge Agreement. The Additional Pldegor hereby represents and warrants that each of the applicable representations and warranties contained in the Pledge Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

        2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                         [ADDITIONAL PLEDGOR]

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement
                                                            --------------------

                            Supplement to Schedule I
                            ------------------------